Investor Meetings

April 15, 2003

Cautionary Statement Regarding Forward-looking Statements

This presentation includes forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, the successful implementation of the 2003 business plan; the successful implementation of the settlement related to the western energy crisis; actions by credit rating agencies; our ability to attract and retain qualified members of the Board of Directors and senior management; our ability to divest of certain non-core assets; material and adverse impacts from our proxy contest with Selim Zilkha/Oscar Wyatt; changes in commodity prices for oil, natural gas, and power; general economic and weather conditions in geographic regions or markets served by El Paso Corporation and its affiliates, or where operations of the company and its affiliates are located; the uncertainties associated with governmental regulation; competition; and other factors described in the company's (and its affiliates') Securities and Exchange Commission filings. While the company makes these statements and projections in good faith, neither the company nor its management can guarantee that anticipated future results will be achieved. Reference must be made to those filings for additional important factors that may affect actual results. The company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the Company, whether as a result of new information, future events, or otherwise.

Additional Important Information

On April 9, 2003, El Paso Corporation filed a preliminary proxy statement relating to its 2003 annual meeting with the Securities and Exchange Commission. Prior to the annual meeting, El Paso will furnish a definitive proxy statement to its shareholders, together with a WHITE proxy card. Shareholders are strongly advised to read El Paso's proxy statement as it contains important information.

Shareholders may obtain a copy of El Paso's preliminary proxy statement, any amendments or supplements to the proxy statement and any other documents filed by El Paso with the Securities and Exchange Commission for free at the Internet website maintained by the Securities and Exchange Commission at *www.sec.gov*. Copies of the preliminary proxy statement and any amendments and supplements are available for free at El Paso's Internet Web site at *www.elpaso.com* or by writing to El Paso Corporation, Investor Relations, P.O. Box 2511, Houston, TX 77252. In addition, copies of El Paso's proxy materials may be requested by contacting El Paso's proxy solicitor, MacKenzie Partners, Inc. at (800) 322-2885 Toll-Free or by email at proxy@mackenziepartners.com.

To the extent that individual customers, independent industry researchers, financial analysts, or El Paso commissioned research, are quoted in this document, it is El Paso's policy to use reasonable efforts to verify the source and accuracy of the quote. El Paso has not, however, sought or obtained the consent of the quoted source to the use of such quote as proxy soliciting material. This document may contain expressions of opinion and belief. Except as otherwise expressly attributed to another individual or entity, these opinions and beliefs are the opinions and beliefs of El Paso.

Information regarding the names, affiliation and interests of individuals who may be deemed participants in the solicitation of proxies of El Paso's shareholders is contained in El Paso's preliminary proxy statement.

El Paso has made significant progress on its operational and financial plan

Progress to Date

- Completed or signed asset sales of more than $1.7 billion; more than 50% of the company's goal of $3.4 billion for 2003
- Substantially reduced capex to $2.6 billion; 35% decrease from 2002
- Sold our European natural gas trading book
- Completed $1.9 billion of financings
- Reached an agreement in principle resolving the principal litigation and claims relating to the sale or delivery of natural gas and/or electricity in the Western U.S.

Next Steps

- The Board of Directors has formed a long-range planning committee to ensure that El Paso maximizes all opportunities inherent in its core businesses
- Undertaking top-to-bottom analysis to achieve substantial further cost reductions and design most cost-efficient structure possible for our businesses
- Targeting at least $250 MM of additional pre-tax cost savings and business improvements beyond $150 MM previously announced by the end of 2004

Financial Progress

- Refinanced both the Clydesdale and Trinity River preferred interests of consolidated subsidiaries and restructured the related cash restrictions
- Issued $700 MM in senior unsecured notes at Southern Natural Gas Company and ANR Pipeline Company
- Issued $1.2 billion 2-year term loan secured by certain of the company's natural gas and oil properties
- Repaid the $1 billion Limestone Notes in March

Production

El Paso Production Company is the industry leader in deep drilling.
In 2002, El Paso was the most active driller in the United States. Its three core areas are south Texas and the Texas coastal plains, the deep shelf play in the Gulf of Mexico, and coalbed methane development.
El Paso possesses one of the industry's largest inventories of drilling prospects

South Texas Drilling Inventory Continues to Expand


Kleberg
Kenedy
Starr
Willacy
Hidalgo

Trend Totals
Proved: 3,378 Bcfe
Probable: 750 Bcfe
Total: 4,128 Bcfe

Pueblo
Proved: 80 Bcfe
Probable: 70 Bcfe

North Monte Christo
Original: 550 Bcfe
Current: 1,416 Bcfe
Probable: 300 Bcfe

South East McCook
Proved: 51 Bcfe
Probable: 30 Bcfe

Samano
Proved: 134 Bcfe
Probable: 50 Bcfe

Stratton
Proved: 47 Bcfe
Probable: 60 Bcfe

Santa Fe Ranch
Proved: 250 Bcfe
Probable: 50 Bcfe

Jeffress Field
Original: 600 Bcfe
Current: 1,400 Bcfe
Probable: 200 Bcfe

A New South Texas Vicksburg Trend is Emerging


Kleberg
Brooks
Jim Hogg
Vicksburg Fairway
Postulated New Trend
Kenedy
Starr
Willacy
Hidalgo
Camer
Callo de Grullo
150 Bcfe Potential
Jarita Lake
265 Bcfe Potential
May
100 Bcfe Potential
15,400', 262' Pay
Los Indios
325 Bcfe Potential
Anschutz/Yturria
New Well 7 MMcf/d
40 Bcfe Potential
Sal del Rey
480 Bcfe Potential
Mesa del Ray
200 Bcfe Potential
North Monte Christo
500 Bcfe Potential
Cascabel
265 Bcfe Potential
Discovery at 16,500'
Drilling to 22,000'
Proposed Locations

Upper Gulf Coast Wilcox Discoveries

Trend Total	
Proved:	309 Bcfe
Probable:	501 Bcfe
Total:	810 Bcfe



Ryan/SW Speaks
Proved: 30 Bcfe
Probable: 141 Bcfe
Deepest well in Lavaca Co.—19,375'
Completing at 18,900'
Colorado
Fort Bend
Wharton
Wilson
De Witt
Jackson
Hope
Proved: 19 Bcfe
Probable: 68 Bcfe
Southwest Bonus
Proved: 111 Bcfe
Probable: 20 Bcfe
Victoria
Goliad
Calhoun
Dry Hollow
Proved: 125 Bcfe
Probable: 72 Bcfe
Bee
McCaskill
Proved: 24 Bcfe
Probable: 200 Bcfe
Live Oak

Deep Shelf Gulf of Mexico (Below 15,000') 60 Prospects in Inventory



Texas
Louisiana
James Lime
Pressured Slope Fans
Deep Miocene Structural trend
Miocene Subsalt Play
Corsair Trend
Mid Miocene Slope Fan Gas
Expanded Frio
3D Seismic
Lease Position
Operated Leases
Non-Operated Leases
Drilling
Discoveries
2003 New Field Wildcats
2003 Field Wildcats
Deep Well Inventory

- 67% success rate since 2000
- Average IP 42.4 MMcf/d and 2,749 Bbl/d
- Average reserves/well 33.3 Bcfe

Recent Deep Shelf Discoveries

	Depth	Net Pay
EC 81	14,398'	63'
Testing 18.0 MMcf/d; 500 Bc/d at 5,500 psi		
Browning (HI 115)	19,800'	85'
Drilling to 22,000'		
Blue Devils (ST 212)	17,116'	78'
Estimated capacity 80 MMcf/d		
Jim Bob Mountain	20,090'	113'
Restricted test 14.5 MMcf/d; 1,250 Bc/d at 13,670 psi		
Estimated capacity 60 MMcf/d		

EPPC is Developing a New Deep Play in British Columbia: Bubbles



94-G-9
D-26-I/94-G-7
00/A-100-G/094G0800
00/C-087-G/094G0800
A-76-I/94-G-8
C-47-G/94-G-8
B-30-H/94-G-8
A-3-G/94-G-8
D-84-B/94-G-8
BUBBLES
00/D-047-A/094G0800
00/C-040-A/094G0800
94-G-1
LEGEND

225,000 net acres under lease

Canadian Drilling Activity

Prospect	Net Pay
Bubbles area	
– d-47-a: Producing 25 MMcf/d at 2,800 psi. Limited by plant capacity; estimated deliverability 40 MMcf/d	140'
– c-40-a: Prep to test. Estimated deliverability 50 MMcf/d	160'
– b-29-a: Prep to test. Estimated deliverability 5 Mmcf/d	20'
Sundown	
– d-85-g: Tested 10 MMcf/d at 1,300 psi. Waiting on pipeline	20'
– c-83-g: Tested 20 MMcf/d at 1,300 psi. Waiting on pipeline	25'
– c-86-g: Tested 5 MMcf/d at 1,300 psi. Waiting on pipeline	15'
Lynx	
– 4-2-61-9W6: Tested 15 MMcf/d at 2,200 psi. Waiting on pipeline	30'

Anticipated maximum capacity at year-end 2003 **145 MMcf/d**

Pipeline Group

El Paso has North America's leading natural gas franchise with the strongest group of interstate pipeline assets.
The Pipeline Group is positioned for continued strong performance and growth through increased connectivity, strategic pipeline expansions, and financially disciplined and safe operations

North America's Premier Pipeline Franchise



Great Lakes Gas Transmission (50%) 2,100 miles; 3 Bcf
Portland Natural Gas Transmission (30%) 300 miles; .2 Bcf
Colorado Interstate Gas 5,200 miles; 5 Bcf
ANR Pipeline 10,600 miles; 6 Bcf
Tennessee Gas Pipeline 14,200 miles; 6 Bcf
Elba Island LNG 4 Bcf
El Paso Natural Gas 10,400 miles; 5 Bcf
Southern Natural Gas 8,200 miles; 3 Bcf
Florida Gas Transmission (50%) 4,800 miles; 2 Bcf

Strong System Fundamentals

- Leading assets
  - Strongest group of pipeline assets
  - Premier markets and supply access
- Outstanding performance
  - Safe, efficient, reliable, and environmentally-sound operations
  - SNG, Elba Island, FGT, PNGTS, GLGT, CIG, WIC, and Mojave essentially fully contracted at or near full tariff rates
  - EPNG essentially fully contracted at or near full tariff rates prior to Enron bankruptcy and capacity re-allocation
  - Successful re-contracting on Tennessee Gas Pipeline and ANR Pipeline
- Value
  - Favorable macro trends
  - Growth opportunities

Value Drivers

- Customer relations
- Connectivity
- Weather
- Cost control

Strategies

- New connections to growing markets
  - New England
  - New York
  - Mexico
  - Alabama
  - Georgia
  - South Carolina
  - Ohio
  - Florida
- Supply connectivity
  - Connection to new sources
    - Targeted deep water hubs
    - Northern Rocky Mountains
    - Bahama LNG
    - Elba Island LNG
    - Scotian Shelf–Blue Atlantic
    - Arctic gas "B to C"
  - New connections to traditional sources
    - Gulf of Mexico
    - Canadian sources

Major Expansion Opportunities



CIG Cheyenne Plains Expansion August 2005 540 MMcf/d
ANR Westleg Expansion November 2004 220 MMcf/d
TGP Northeast ConneXion November 2005 150 MMcf/d
CIG Medicine Bow Expansion April 2004 205 MMcf/d
SNG South System I & II 2002/2004 phased-in 666 MMcf/d
SNG Elba Island Expansion March 2006 3.5 Bcf
EPNG Line 2000 Power Up July 2004 320 MMcf/d
TGP South Texas Expansion (Rio Bravo) September 2003 320 MMcf/d
Seafarer Pipeline 2005/2006 phased-in 1,000 MMcf/d

Summary

Summary

- El Paso's outlook is steadily improving
  - Asset sale program on schedule
  - Significant financing milestones achieved
  - Liquidity much improved
  - Core businesses performing well
- Longer-term, natural gas fundamentals are compelling
  - El Paso's pipelines will benefit from push for infrastructure development
  - Production company's deep drilling expertise delivering excellent results; successful technology transfers to new areas
  - EPN will be a major participant in Gulf of Mexico infrastructure development
- El Paso is committed to increasing shareholder value

Proxy Contest

El Paso is Nominating a Strong Board

- Process designed to ensure continuity while effecting measured change in composition of our Board of Directors
- Added four directors with outstanding backgrounds and substantial management expertise in the energy industry
- Combined expertise of our nominees and the mix of new directors with directors with detailed knowledge of El Paso will create a Board of Directors that is particularly well equipped to help us achieve our long-term goals
- Three directors are not standing for re-election: Messrs. Allumbaugh, Gibbons, and Wise
- All but one of our nominees are independent

El Paso is Nominating a Strong Board

- 11 of our nominees have substantial experience serving on public company boards
- 5 have extensive management and operating experience in the energy industry
- 4 are prior Coastal board members and 2 are prior Sonat board members
- 4 hold or have held the position of Chairman, President, or CEO of a NYSE company
- El Paso's board nominees have operating experience at more than a dozen energy companies, including Conoco, CONSOL, Lone Star Gas, Ocean Energy, Phillips, Shell, Sonat, Texaco, Transocean, Union Texas Petroleum, and United Meridian

Corporate Governance

El Paso's corporate governance policies meet or exceed all requirements of Sarbanes-Oxley, SEC, and NYSE regulations

Board of Directors

- All of the company's non-management Directors (11 out of 12 nominees) meet NYSE independence standards
- El Paso Directors cannot serve on the boards of more than 4 other public companies
- Directors are required to attend a full day program of continuing board education at least once every 2 years
- Company has a mandatory age limit that precludes Directors standing for re-election in the year following their 73rd birthday
- El Paso has adopted minimum stock ownership requirements for Directors and executive officers

Lead Director

- Since September 2002, El Paso has had a Lead Director to lead executive sessions of the Board of Directors
- The Board of Directors regularly meets in executive session without any member of management present—John Bissell recently named as Lead Director

Committees

- Audit committee consists solely of Directors who meet the heightened audit committee independence requirements and NYSE's financial literacy standards, and includes a "financial expert"
- Audit Committee members cannot serve on more than two other public company audit committees
- Company's compensation and governance committees consist solely of independent Directors
- Compensation committee now consists of Bissell and Wyatt plus new Directors Whitmire, Dunlap, and Talbert
- Each committee is authorized to engage its own advisors and counsel
- Company's corporate governance guidelines and the committee charters are publicly available

Pro Shareholder Takeover Profile

- No staggered Board of Directors
- No rights plan or "poison pill"
- El Paso proposes to eliminate its "Fair Price" supermajority charter provision at this year's annual meeting

Zilkha/Wyatt Proxy Contest

El Paso sought to avoid this proxy contest:

- Consistently sought to engage Mr. Zilkha in dialogues to address his concerns, including meetings with him and his advisors
- Offered Mr. Zilkha the opportunity to submit candidates for nomination to the Board of Directors
- Despite these efforts, Mr. Zilkha rejected the company's proposals and chose to launch the Zilkha/Wyatt proxy campaign

Zilkha/Wyatt Proxy Contest

Mr. Zilkha is not focused on the Company's future

- Criticized strategic decisions which he supported while serving as a director or advisory director of the Company
- During Zilkha's service as a director or advisory director from October 1999 until June 2002, Zilkha did not vote against, or dissent from, any board decision
- Voluntarily chose to relinquish his role as an advisory director to be free from limitations on his personal sales of El Paso stock

Zilkha/Wyatt Proxy Contest

- Zilkha/Wyatt have not provided a business plan upon which to elect their nominees
- Zilkha has admitted he does not have the information to develop a detailed business plan or strategy, and that it would be "inappropriate" for him to do so
- Zilkha/Wyatt have proposed the unconventional step of having a committee of 4 of their nominees run El Paso on a day-to-day basis until a CEO is hired

Zilkha/Wyatt Proxy Contest

El Paso believes the interests of Oscar Wyatt conflict with the interests of the company's shareholders

- Oscar Wyatt is working closely with Mr. Zilkha and sharing the costs of the proxy contest
- Mr. Wyatt is the lead plaintiff in a shareholder suit against El Paso
- Mr. Wyatt is the defendant in a lawsuit brought by El Paso resulting from his default on payment of a company loan guarantee in the amount of $2.5 MM plus interest
- He has formed an energy company, NuCoastal, which has attempted to acquire assets that compete with El Paso, including Enron's Transwestern pipeline; Mr. Wyatt has also bid on El Paso assets

Conclusion

- El Paso's Board of Directors and management are strong and have made excellent progress
- Current business plan is on track and we are focused on delivering substantial shareholder value
- Zilkha/Wyatt have offered no alternative business plan
- We believe that shareholders should reject the Zilkha/Wyatt proposal

Board Nominees

John M. Bissell Lead Director Director since: 2001 Member: Audit and Compensation Committees Age: 72	Chairman of the Board, BISSELL Inc. Grand Rapids, MI: Floor Care, Appliance and Detergent manufacturer Previously: Director of The Coastal Corporation (1985–2000); Director of American Natural Resources Company, (1983–1996)
Juan Carlos Braniff Director since: 1997 Chairman: Audit Committee Member: Finance Committee Age: 45	Vice Chairman, Grupo Financiero BBVA Bancomer Mexico City, Mexico: Commercial Banking Institution Member of Board of Directors of Fomento Economico Mexicano, S.A. de C.V. and Coca Cola FEMSA, S.A. de C.V. Previously: Grupo Financiero BBVA Bancomer Deputy Chief Executive Officer of Retail Banking (1994–1999), Executive Vice President of Capital Investments and Mortgage Banking (1991–1994)

Board Nominees

James L. Dunlap Director since: April 2003 Member: Compensation and Governance Committees Age: 65	Member of Board of Directors of Massachusetts Mutual Life Insurance Company Previously: Vice Chairman, President and Chief Operating Officer of Ocean Energy/United Meridian Corporation (1996–1999), Senior Vice President of Texaco Inc. (1994–1996), President of Texaco U.S.A. (1987–1994), President and Chief Executive Officer of Texaco Canada Inc. (1984–1986), Vice Chairman of Texaco Ltd, London (1982–1983)
Robert W. Goldman Director since: February 2003 Chairman: Finance Committee Member: Audit Committee Age: 60	Business Consultant Previously: Senior Vice President, Finance and Chief Financial Officer of Conoco Inc. (1998–2002) and Vice President, Finance (1991–1998); Held various executive positions with Conoco Inc. and E.I. Du Pont de Nemours & Co., Inc.; Vice President and Controller of Conoco Inc. and Chairman of the Accounting Committee of the American Petroleum Institute

Board Nominees

Anthony W. Hall, Jr. Director since: 2001 Member: Governance and Finance Committees Age: 58	City Attorney, City of Houston, Texas Previously: Director of The Coastal Corporation (1999–2001) Partner in the Houston law firm of Jackson Walker, LLP
Ronald L. Kuehn, Jr. Director since: 1999 Age: 68	Chairman of the Board and Chief Executive Officer, El Paso Corporation Houston, TX: Diversified Energy Company Member of Board of Directors of AmSouth Bancorporation, Praxair, Inc. and The Dun & Bradstreet Corporation Previously: Lead Director of El Paso (2002–2003); Non-executive Chairman of the Board of El Paso (1999–2000); President and CEO of Sonat Inc. (1984–1999); Chairman of the Board of Sonat Inc. (1986–1999)

Board Nominees

J. Carleton MacNeil, Jr. Director since: 2001 Member: Audit and Governance Committees Age: 68	Financial Consultant, securities brokerage and investments Previously: Director of The Coastal Corporation (1997–2001); Director of American Natural Resources Company (1993–1996)
Thomas R. McDade Director since: 2001 Member: Finance Committee Age: 70	Senior Partner, McDade Fogler Maines, L.L.P. Houston, TX: Law Firm Previously: Director of The Coastal Corporation (1993–2001); Director of Equity Corporation International; Senior Partner with the law firm Fulbright & Jaworski

Board Nominees

J. Michael Talbert Director since: April 2003 Member: Compensation and Finance Committees Age: 56	Chairman of the Board, Transocean Inc. Houston, TX: Offshore Drilling Company Member of Board of Directors of Transocean Inc. (since 1994) Previously: CEO of Transocean Inc. and its predecessor companies (1994–2002); President and CEO of Lone Star Gas Company (1990–1994); President of Texas Oil & Gas Company (1987 to 1990); Various positions at Shell Oil Company (1970– 1982); Formerly Chairman of the National Ocean Industries Association
Malcolm Wallop Director since: 1995 Chairman: Governance Committee Member: Audit Committee Age: 70	Chairman, Western Strategy Group Arlington, VA: Consulting Group President, Frontiers of Freedom Foundation, Arlington, VA: Political Foundation Member of Board of Directors of Hubbell Inc. and Sheridan State Bank Previously: Member of the United States Senate for 18 years

Board Nominees

John Whitmire Director since: March 2003 Member: Compensation Committee Age : 62	Chairman of the Board, CONSOL Energy, Inc. Pittsburgh, PA: Multifuel Energy Provider and Energy Service Provider Member of Board of Directors of GlobalSantaFe Previously: Chairman and CEO of Union Texas Petroleum Holdings, Inc. (1996–1998); More than 30 years serving Phillips Petroleum Company in various positions including Executive Vice President of Worldwide E&P (1992–1996) and Vice President of North American E&P (1988–1992); Member of the Phillips Petroleum Company Board of Directors (1994–1996)
Joe B. Wyatt Director since: 1999 Chairman: Compensation Committee Member: Governance Committee Age: 67	Chancellor Emeritus, Vanderbilt University Nashville, TN: Higher Education Member of the Board of Directors of Ingram Micro, Inc. and Hercules, Inc., Chairman of the Board for the University Research Association, Inc. and New American Schools, Inc. Principal of the Washington Advisory Group, LLC of Washington, D.C. Previously: Chancellor, Chief Executive Officer and Trustee of Vanderbilt University for more than 18 years; Director of Sonat Inc. (1984–1999)